As filed with the Securities and Exchange Commission on July 27, 1995
         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )


Filed by the registrant  [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]Preliminary proxy statement
[X]Definitive proxy statement
[ ]Definitive additional materials
[ ]Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          Convertible Holdings, Inc.
               (Name of Registrant as Specified in its Charter)

                          Convertible Holdings, Inc.
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]$125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]$500 per each party to the controversy pursuant to Exchange Act Rule
   14a-6(i)(3).
[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

(4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:
- ---------------
(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                          CONVERTIBLE HOLDINGS, INC.
                                P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS
                              September 8, 1995



To The Stockholders of Convertible Holdings, Inc.:



  Notice is hereby given that the 1995 Annual Meeting of Stockholders (the "Meeting") of Convertible Holdings, Inc. (the "Company") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 8, 1995 at 9:45 A.M. for the following purposes:


  (1) To elect a Board of Directors to serve for the ensuing year;


  (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche llp to serve as independent auditors of the Company for its current fiscal year; and


  (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.


  The Board of Directors has fixed the close of business on July 14, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.



  A complete list of the stockholders of the Company entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Company for any purpose germane to the Meeting during ordinary business hours from and after August 25, 1995, at the office of the Company, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.



                                 By Order of the Board of Directors



                                 Mark B. Goldfus
                                 Secretary



Plainsboro, New Jersey
Dated: July 28, 1995

                               PROXY STATEMENT



                          CONVERTIBLE HOLDINGS, INC.
                                P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                     1995 Annual Meeting of Stockholders
                              September 8, 1995


                                 INTRODUCTION


  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Convertible Holdings, Inc., a Maryland corporation (the "Company"), to be voted at the 1995 Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 8, 1995 at 9:45 A.M. The approximate mailing date of this Proxy Statement is July 31, 1995.


  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided herein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Company's current fiscal year. See "Additional Information". Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Company.


  The Board of Directors has fixed the close of business on July 14, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 14, 1995 the Company had outstanding 11,663,100 Income Shares, par value $.10 per share, and 11,663,100 Capital Shares, par value $.10 per share. As of that date, to the knowledge of the Company, no person beneficially owned more than five percent of the outstanding shares of either class except as set forth in Exhibit A.



  The Board of Directors of the Company knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the person named in the enclosed proxy to vote in accordance with their best judgment.


                        ITEM 1. ELECTION OF DIRECTORS


  At the meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

(1) All such proxies representing both Income Shares and Capital Shares voting together as a single class in favor of the two (2) persons designated as Directors to be elected by holders of Income Shares and Capital Shares;

    (2) All such proxies representing Capital Shares will be voted in favor of the two (2) persons designated as Directors to be elected by holders of Capital Shares; and

    (3) All such proxies representing Income Shares will be voted in favor of the two (2) persons designated as Directors to be elected by holders of Income Shares.

  The Board of Directors of the Company knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

  Certain information concerning the nominees, including their designated classes, is set forth as follows:

                                                                                             Shares
                                                                                          Beneficially
                                                                                            Owned at
                                                                                         July 14, 1995
                                                                                        ----------------
                                             Principal Occupations
                                            During Past Five Years          Director   Income    Capital
Name and Address of Nominee    Age       and Public Directorships (1)          Since    Shares    Shares
- ---------------------------    ---    -------------------------------------    ------    -----   -------
To Be Elected by the Holders of Both Income Shares
and Capital Shares Voting Together as a Single Class
James H. Bodurtha( (1) (2))     51   Chairman and Chief Executive Officer,      1995       0         0
  124 Long Pond Road                  China Enterprise Management
  Plymouth, Massachusetts             Corporation since 1993; Vice
  02360                               President, Bank House International
                                      Management Corporation since 1993;
                                      Chairman, Berkshire Corporation
                                      since 1980; Partner, Squire,
                                      Sanders & Dempsey from 1990 to
                                      1993.
Herbert I. London( (1) (2))     56   Dean, Gallatin Division of New York        1987       0         0
  113-115 University Place            University from 1978 to 1993 and
  New York, New York 10003            Director from 1975 to 1976; John M.
                                      Olin Professor of Humanities, New
                                      York University since 1993 and
                                      Professor thereof since 1980;
                                      Distinguished Fellow, Herman Kahn
                                      Chair, Hudson Institute from 1984
                                      to 1985; Trustee, Hudson Naval
                                      Institute since 1980; Overseer,
                                      Center for Naval Analyses;
                                      Director, Damon Corporation since
                                      1991.

                                      2

                                                                                             Shares
                                                                                          Beneficially
                                                                                            Owned at
                                                                                         July 14, 1995
                                                                                        ----------------
                                             Principal Occupations
                                            During Past Five Years          Director   Income    Capital
Name and Address of Nominee    Age       and Public Directorships (1)          Since    Shares    Shares
- ---------------------------    ---    -------------------------------------    ------    -----   -------

Joseph L. May (1) (2)           66   Attorney in private practice since        1987      1,000    1,000
  424 Church Street                   1984; President, May and Athens
  Suite 2000                          Hosiery Mills Division,
  Nashville, Tennessee                Wayne-Gossard Corporation from 1954
  37219                               to 1983; Vice President,
                                      Wayne-Gossard Corporation from 1972
                                      to 1983; Chairman, The May
                                      Corporation (personal holding
                                      company) from 1972 to 1983;
                                      Director, Signal Apparel Co. from
                                      1972 to 1989.
To Be Elected by the Holders of Capital Shares
Robert R. Martin( (1) (2))      68   Director, WTC Industries, Inc. since       1993       0         0
  513 Grand Hill                      1995 and Chairman thereof from 1994
  St. Paul, Minnesota 55102           to 1995; Chairman and Chief
                                      Executive Officer, Kinnard
                                      Investments, Inc. from 1990 to
                                      1993; Executive Vice President,
                                      Dain Bosworth from 1974 to 1989;
                                      Director, Carnegie Capital
                                      Management from 1977 to 1985 and
                                      Chairman thereof in 1979; Director,
                                      Securities Industry Association
                                      from 1981 to 1982 and Public
                                      Securities Association from 1979 to
                                      1980; Trustee, Northland College
                                      since 1992.

                                      3

                                                                                             Shares
                                                                                          Beneficially
                                                                                            Owned at
                                                                                         July 14, 1995
                                                                                        ----------------
                                             Principal Occupations
                                            During Past Five Years          Director   Income    Capital
Name and Address of Nominee    Age       and Public Directorships (1)          Since    Shares    Shares
- ---------------------------    ---    -------------------------------------    ------    -----   -------

Arthur Zeikel( (1))*            63   President of MLAM (which term              1985       0         0
  P.O. Box 9011                       includes its corporate
  Princeton, New Jersey               predecessors) since 1977; President
  08543-9011                          of Fund Asset Management, L.P.
                                      ("FAM", which term includes its
                                      corporate predecessors) since 1977;
                                      President and Director of Princeton
                                      Services, Inc. ("Princeton
                                      Services") since 1993; Executive
                                      Vice President of Merrill Lynch &
                                      Co., Inc. ("ML&Co.") since 1990;
                                      Executive Vice President of Merrill
                                      Lynch, Pierce, Fenner & Smith
                                      Incorporated ("Merrill Lynch")
                                      since 1990 and a Senior Vice
                                      President thereof from 1985 to
                                      1990; Director of Merrill Lynch
                                      Funds Distributor, Inc. ("MLFD").
To Be Elected by the Holders of Income Shares
Terry K. Glenn( (1))*           54   Executive Vice President of MLAM and       1985       0         0
  P.O. Box 9011                       FAM since 1983; Executive Vice
  Princeton, New Jersey               President and Director of Princeton
  08543-9011                          Services since 1993; President of
                                      MLFD since 1986 and a Director
                                      thereof since 1991; President of
                                      Princeton Administrators, L.P.
                                      since 1988.
Andre F. Perold( (1) (2))       43   Professor, Harvard Business School         1985       0         0

  Morgan Hall                         since 1989 and Associate Professor
  Soldiers Field                      from 1983 to 1989; Trustee, The
  Boston, Massachusetts               Common Fund, since 1989; Director,
  02163                               Quantec Limited since 1991 and
                                      Teknekron Software Systems Inc.
                                      since 1994.
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which MLAM or its affiliate, FAM, acts as investment adviser. See "Compensation of Directors and Officers" below.


(2) Member of Audit Committee of Board of Directors.



* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Company.

  Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Company within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Company's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Company. The Board of Directors does not have a nominating committee.



  During the fiscal year ended December 31, 1994, the Board of Directors held four meetings and the Audit Committee held four meetings. With the exception of Mr. Bodurtha (who became a Director of the Fund in June, 1995), all of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which he served during such period.


  Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.


  Based solely on the Company's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Company believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Company's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Company's most recent fiscal year except that (i) each of Bernard J. Durnin and Vincent R. Giordano, who were Senior Vice Presidents of MLAM, the Company's investment adviser, at the time of commencement of operations of the Company, inadvertently neglected to file a Form 3 to identify himself as being subject to the reporting requirements of Section 16; (ii) Stephen M. Miller inadvertently neglected to file a Form 3 to report his election as a Senior Vice President of MLAM; (iii) Ronald L. Welburn inadvertently neglected to file a Form 3 to report his election as a Senior Vice President of MLAM; and (iv) Anthony Wiseman inadvertently neglected to file a Form 3 to report his election as a Senior Vice President of MLAM. This information was, however, included in a Form 5 which was filed by each of them in a timely manner.


  Interested Persons. The Company considers two Directors, Mr. Zeikel and Mr. Glenn, to be "interested persons" of the Company within the meaning of
Section 2(a)(19) of the Investment Company Act as a result of the positions they hold with MLAM and its affiliates. Mr. Zeikel is the President of the Company and the President of MLAM and of its affiliate, FAM. Mr. Glenn is Executive Vice President of MLAM and of its affiliate, FAM.


  Compensation of Directors and Officers. MLAM, the Company's investment adviser, pays all compensation of all officers of the Company and all Directors of the Company who are affiliated with ML&Co. or its subsidiaries. The Company pays each Director not affiliated with the investment adviser a fee of $5,000 per year plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Company also pays each member of its Audit Committee a fee of $1,000 per year plus $250 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $45,517 for the fiscal year ended December 31, 1994.

  The following table sets forth for the year ended December 31, 1994 compensation paid by the Company to the non-affiliated Directors, and for the year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds") to the non- affiliated Directors.

                                               Pension or
                            Aggregate          Retirement            Total Compensation from
                          Compensation     Benefits Accrued as         Company and FAM/MLAM
        Name of                from               Part                Advised Funds Paid to
        Director             Company       of Company Expenses              Directors
- -----------------------     -----------    --------------------   ------------------------------
James H. Bodurtha( (1)
  (2))                        $    0              None                       $      0
Herbert I. London( (1))       $9,000              None                       $168,250
Robert R. Martin( (1))        $9,000              None                       $168,250
Joseph L. May( (1))           $9,000              None                       $168,250
Andre F. Perold( (1))         $9,000              None                       $168,250

(1) In addition to the Company, the Directors serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Bodurtha (46 Funds), Mr. London (46 Funds), Mr. Martin (46 Funds), Mr. May (46 Funds) and Mr. Perold (46 Funds).



(2) Mr. Bodurtha became a Director of the Company and other FAM/MLAM Advised Funds in June, 1995.


  Officers of the Company. The Board of Directors has elected eight officers of the Company. The following table sets forth information concerning each of these officers:

                                                                                                       Officer
                     Name and Principal Occupation                               Office          Age    Since
- ----------------------------------------------------------------------    --------------------    --   -------
Arthur Zeikel                                                                   President         63     1985
 President of MLAM since 1977; President of FAM since 1977; President and Director of Princeton Services since 1993; Executive Vice
  President of ML&Co. since 1990; Executive Vice President of Merrill
  Lynch since 1990 and Senior Vice President from 1985 to 1990;
  Director of MLFD since 1991.
Terry K. Glenn                                                                  Executive         54     1985
 Executive Vice President of MLAM and FAM since 1983; Executive Vice          Vice President
  President and Director of Princeton Services since 1993; President of MLFD since 1986 and Director since 1991; President of Princeton
  Administrators, L.P. since 1988.
N. John Hewitt                                                                    Senior          61     1993
 Senior Vice President of MLAM since 1976; Manager of the Fixed Income        Vice President
  Mutual Fund and Insurance Portfolio Groups of MLAM; Senior Vice
  President of Princeton Services since 1993.
Vincent T. Lathbury, III                                                    Vice President and    54     1985
 Vice President and Portfolio Manager of MLAM since 1982.                   Portfolio Manager
Barton A. Vogel                                                               Vice President      59     1990
 Vice President of MLAM since 1990.
Donald C. Burke                                                               Vice President      35     1993
 Vice President and Director of Taxation of MLAM since 1990; Employee of Deloitte & Touche from 1982 to 1990.

                                      6

Gerald M. Richard                                                               Treasurer         46     1985
 Senior Vice President and Treasurer of MLAM and FAM since 1984;
  Senior Vice President and Treasurer of Princeton Services since
  1993; Vice President of MLFD since 1981 and Treasurer since 1984.
Mark B. Goldfus                                                                 Secretary         48     1985

 Vice President of MLAM and FAM since 1985.
  Stock Ownership. At July 14, 1995, the Directors and officers of the Company as a group (13 persons) owned an aggregate of less than 1/4 of 1% of either the Capital Shares or the Income Shares outstanding at such date. At such date, Messrs. Zeikel and Glenn, Directors and officers of the Company, and the other officers of the Company owned an aggregate of less than 1/4 of 1% of the outstanding shares of common stock of ML&Co.

                  ITEM 2. SELECTION OF INDEPENDENT AUDITORS


  The Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company, has selected the firm of Deloitte & Touche llp ("D&T"), independent auditors, to examine the financial statements of the Company for the current fiscal year. The Company knows of no direct or indirect financial interest of D&T in the Company. Such appointment is subject to ratification or rejection by the stockholders of the Company. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.


  D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Company. The Board of Directors of the Company considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Company.


  Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.


                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Company. The Company will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Company. The Company also may hire proxy solicitors at the expense of the Company.


  In order to obtain the necessary quorum (i.e., a majority of the shares of each class of the Company's securities entitled to vote at the Meeting, present in person or by proxy) at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Company. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.


  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

  The seven Directors are to be elected by class vote, three Directors being elected by the holders of Income Shares and Capital Shares, voting together as a single class, two Directors being elected by the holders of Income Shares and two Directors being elected by the holders of Capital Shares, each voting separately as a class (Item 1). At a meeting at which a quorum is duly constituted, (i) the affirmative vote of a majority of the votes cast by the holders of Income Shares and Capital Shares, voting together as a single class in person or by proxy, is required for the election of the three Directors designated to be elected by the holders of Income Shares and Capital Shares; (ii) the affirmative vote of a majority of the votes cast by the holders of Income Shares and Capital Shares, in each case voting separately as a single class in person or by proxy, is required for the election of the two persons designated as Directors to be elected by the holders of Income Shares and the two persons designated as Directors to be elected by the holders of Capital Shares, respectively; and (iii) the affirmative vote of the holders of a majority of the votes cast by the holders of Income Shares and Capital Shares, voting together as a single class in person or by proxy, is required to ratify the selection of the Company's independent auditors (Item 2).



  Broker-dealer firms, including Merrill Lynch, holding Company shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Company understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Company will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any Item ("broker non- vote") will be counted as present for the purpose of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the vote of either Item 1 or Item 2.



Address of Investment Adviser


  The principal office of MLAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


Annual Report Delivery



  The Company will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1994 to any shareholder upon request. Such requests should be directed to Convertible Holdings, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, Secretary, or to 1-800-456-4587 ext. 123.


Stockholder Proposals


  If a stockholder intends to present a proposal at the 1996 Annual Meeting of Stockholders of the Company, which is anticipated to be held in September 1996, and desires to have the proposal included in the Company's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Company by March 25, 1996.


By Order of the Board of Directors
Mark B. Goldfus
  Secretary


Dated: July 28, 1995

                                                                     EXHIBIT A



  The following information with respect to the only holder which, to the Company's knowledge, owned more than five percent of the Company's outstanding shares of either class was derived from a Schedule 13G dated February 3, 1995, filed with the Securities and Exchange Commission by Bowling Portfolio Management, Inc.

                                                       Number        Percent
                                                         of             of
           Name and Address               Title        Shares         Class
- -------------------------------------     ------   ---------------   -------
   Bowling Portfolio Management, Inc.   Capital       699,173 (1)      6.0%
    2651 Observation Avenue
      Cincinnati, OH 45208-2040



(1) Bowling Portfolio Management, Inc. has sole dispositive power with respect to these shares and as to 64,000 shares has sole voting power.

                   CONVERTIBLE HOLDINGS, INC. - CAPITAL SHARES
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011
                                    P R O X Y
           This proxy is solicited on behalf of the Board of Directors

    The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Capital Shares of Convertible Holdings, Inc. (the "Company") held of record by the undersigned on July 14, 1995 at the annual meeting of stockholders of the Company to be held on September 8, 1995 or any adjournment thereof.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                              (Continued and to be signed on the reverse side)

Please mark boxes [ ] or [X] in blue or black ink.
1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) [ ]

WITHHOLD AUTHORITY
to vote for all nominees listed below [ ]

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated: , 1995

X
                                  Signature

X
                          Signature, if held jointly
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                   CONVERTIBLE HOLDINGS, INC. - INCOME SHARES
                                P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                                  P R O X Y
         This proxy is solicited on behalf of the Board of Directors

    The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Income Shares of Convertible Holdings, Inc. (the "Company") held of record by the undersigned on July 14, 1995 at the annual meeting of stockholders of the Company to be held on September 8, 1995 or any adjournment thereof.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                              (Continued and to be signed on the reverse side)

Please mark boxes [ ] or [X] in blue or black ink.
1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) [ ]

WITHHOLD AUTHORITY
to vote for all nominees listed below [ ]

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May,
Andre F. Perold

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated: , 1995

X
                                  Signature

X
                          Signature, if held jointly
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.